PROSPECTUS

                                3,448,552 SHARES

                                       OF

                     COMMON STOCK ISSUABLE UPON EXERCISE OF

               RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

                           BLUE CHIP VALUE FUND, INC.

     Blue Chip Value Fund, Inc. (the "Fund") is offering to its stockholders of record as of the close of business on February 28, 2001 rights ("Rights"), entitling the holders thereof to subscribe for an aggregate of 3,448,552 shares of the Fund's Common Stock (the "Offer") at the rate of one share of Common Stock for each five (5) Rights held. Stockholders who fully exercise their Rights will have, subject to certain limitations and subject to allotment, an over-subscription privilege (the "Over-Subscription Privilege"). The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE THE LESSER OF 95% OF THE LAST REPORTED SALE PRICE ON THE NEW YORK STOCK EXCHANGE OR 95% OF NET ASSET VALUE ON MARCH 30, 2001 (THE "PRICING DATE") OF A SHARE OF THE FUND'S COMMON STOCK.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON MARCH 29, 2001 (THE "EXPIRATION DATE"), THE 29TH DAY AFTER THE DATE OF THIS PROSPECTUS. SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, HOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

     The Fund is a closed-end diversified management investment company. Its investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks. Denver Investment Advisors LLC ("DIA") serves as the investment advisor to the Fund. The Fund will generally be fully invested in approximately 50 common stocks, as well as other equity securities believed by DIA to represent the best values among those issued by large companies with headquarters in the United States, such as those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index. The address of the Fund is 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202 and its telephone number is (800) 624-4190. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol "BLU."

     The Fund announced the proposed Offer on December 18, 2000. The net asset values per share of Common Stock at the close of business on December 15, 2000 and February 15, 2001 were $8.07 and $8.39, respectively, and the last reported sale prices of a share of the Fund's Common Stock on such Exchange on those dates were $7.83 and $8.48, respectively.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                             PROCEEDS TO
                         PRICE (1)          SALES LOAD       FUND (1)(2)
                         ---------          ----------       -----------
Per Share               $      7.97            None          $      7.97

Total                   $27,484,959            None          $27,484,959

----------
(1) Estimated based on an assumed Price per Share of 95% of the net asset value of a share of the Fund's Common Stock on February 15, 2001. Pursuant to the Over-Subscription Privilege, the Fund may increase the number of shares subject to subscription by up to 25% of the shares offered hereby. If the Fund increases the number of shares subject to subscription by 25%, the Total Price will be $34,356,199 and the Total Proceeds will be $34,356,199.

(2)  Before deduction of expenses payable by the Fund, estimated at $130,000.

                                   ----------

     As a result of the terms of this offer, stockholders who do not exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund. In addition, because the Subscription Price per share will be less than the current net asset value per share, the Offer will result in a reduction of net asset value, which will dilute the holdings of stockholders who do not exercise their Rights.

                                   ----------

     This Prospectus sets forth concisely the information that stockholders should consider before exercising their Rights. Stockholders should retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by contacting the Fund at its telephone number or address shown above. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the Securities and Exchange Commission Web site (http://www.sec.gov). The Statement of Additional Information bears the same date as, and is incorporated by reference in its entirety into, this Prospectus. The table of contents of the Statement of Additional Information appears at the end of this Prospectus.

                                   ----------

                                FEBRUARY 28, 2001

                                    FEE TABLE

ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)

     Management Fees ..............................................0.60%
     Other Expenses ...............................................0.28%
                                                                  -----
     Total Annual Expenses ........................................0.88%

EXAMPLE                                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------                                  ------    -------   -------   --------
You would pay the following expenses
 on a $1,000 investment, assuming a 5%
 annual return                            $ 9        $ 28      $ 49      $ 109

     The purpose of the Fee Table is to assist stockholders in understanding the various costs and expenses that stockholders bear directly or indirectly. For a more complete description of these costs and expenses, see "MANAGEMENT OF THE FUND--Expenses of the Fund."

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected data for a share of Common Stock outstanding throughout each period presented. The per share operating performance and ratios for the fiscal year ended December 31, 2000 have been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report thereon was unqualified. The following information should be read in conjunction with the financial statements and notes thereto, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to stockholders. The Statement of Additional Information and the annual report to stockholders may be obtained from the Fund free of charge by calling 1-800-624-4190. The per share operating performance and ratios for the fiscal years prior to December 31, 2000 were audited by the Fund's former auditors, Ernst & Young LLP, whose reports thereon were unqualified.

                                                                    YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
                              2000      1999      1998       1997      1996      1995       1994       1993       1992      1991
                             -------   -------   -------   --------   -------   -------    -------    -------    -------   -------
PER SHARE OPERATING
PERFORMANCE
Net Asset Value,
Beginning of Year            $  9.09   $ 10.25   $  9.76   $   8.94   $  8.47   $  6.98    $  7.73    $  7.63    $  8.36   $  6.97
Net Investment Income           0.05      0.03      0.05       0.10      0.13      0.13       0.11       0.20       0.12      0.13
Net Gain or (Loss) on
  Investments                  (0.08)     0.49      1.62       2.56      1.69      2.45      (0.11)      0.76 *    (0.08)     2.22
                             -------   -------   -------   --------   -------   -------    -------    -------    -------   -------
Total From Investment
  Operations                   (0.03)     0.52      1.67       2.66      1.82      2.58       0.00       0.96 *     0.04      2.35

Less Distributions:
 Dividends (from net
   Investment income)          (0.05)    (0.03)    (0.05)     (0.10)    (0.13)    (0.13)     (0.11)     (0.20)     (0.12)    (0.13)
 Distributions (from
   Capital gains)              (0.84)    (1.65)    (1.08)     (1.47)    (1.22)    (0.95)     (0.38)     (0.14)        --        --
 Distributions in Excess
   of Realized Gains(1)           --        --        --         --        --        --         --      (0.41)     (0.48)    (0.78)
 Tax Return of Capital(1)         --        --        --         --        --     (0.01)     (0.26)     (0.07)     (0.17)    (0.05)
                             -------   -------   -------   --------   -------   -------    -------    -------    -------   -------
Total Distributions            (0.89)    (1.68)    (1.13)     (1.57)    (1.35)    (1.09)     (0.75)     (0.82)     (0.77)    (0.96)
 Dilutive Effect of
   Rights Offerings               --        --     (0.04)     (0.26)       --        --         --      (0.03)*       --        --
 Offering Costs Charged
   to Paid-in Capital             --        --     (0.01)     (0.01)       --        --         --      (0.01)*       --        --
                             -------   -------   -------   --------   -------   -------    -------    -------    -------   -------
Total Capital Share
 Transactions                     --        --     (0.05)     (0.27)       --        --         --      (0.04)*       --        --
                             -------   -------   -------   --------   -------   -------    -------    -------    -------   -------
Net Asset Value,
 End of Year                 $  8.17   $  9.09   $ 10.25   $   9.76   $  8.94   $  8.47    $  6.98    $  7.73    $  7.63   $  8.36
                             =======   =======   =======   ========   =======   =======    =======    =======    =======   =======
Per Share Market Value,
 End of Year                 $  7.55   $8.6875   $  9.75   $10.9375   $  9.25   $ 7.625    $ 6.125    $ 7.875    $  7.75   $ 7.625
                             =======   =======   =======   ========   =======   =======    =======    =======    =======   =======

                                                           YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------------------
                                   2000             1999             1998             1997             1996
                               ------------     ------------     ------------     ------------     ------------
Total Investment Return(2)             (3.2%)            6.7%             1.3%            40.5%            39.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year        $140,862,608     $153,002,078     $171,511,852     $138,905,406     $ 98,040,563

Ratio of Expenses to
 Average Net Assets                    0.88%            0.85%            0.94%            0.94%            1.05%

Ratio of Net Investment
 Income to Average Net Assets          0.63%            0.32%            0.56%            1.01%            1.39%

Portfolio Turnover Rate                 128%              54%              76%              55%              42%

                                                           YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------------------
                                   1995             1994             1993             1992             1991
                               ------------     ------------     ------------     ------------     ------------
Total Investment Return(2)             41.6%           (13.2)%           13.7%*           12.4%            44.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year        $ 92,886,640     $ 76,491,173     $ 84,168,306     $ 72,418,811     $ 78,221,238

Ratio of Expenses to
 Average Net Assets                    1.15%            1.22%            1.28%            1.42%            1.63%

Ratio of Net Investment
 Income to Average Net Assets          1.55%            1.46%            2.55%            1.57%            1.66%

Portfolio Turnover Rate                  51%              63%              56%             118%             119%

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(1) From 1989 through 1993, the Fund distributed to stockholders quarterly an amount equal to 2.5% (10% on an annual basis) of the Fund's net asset value per share, without regard to net investment income and net capital gains. These distributions were previously reported as returns of capital in the Fund's annual reports to stockholders. Under new accounting guidelines, the distributions have been reclassified into two categories: (i) distributions in excess of realized gains, which are distributions attributable to realized gains in the current year offset by loss carryovers from prior years--which are taxable to the recipient as ordinary income, and (ii) tax return of capital, which are distributions that are in excess of current
     and   accumulated   earnings   and   profits--which   are  not  taxable  to
     stockholders.
(2) Total investment return is based on market value. Total investment return is calculated assuming a purchase of Common Stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. The investment return does not reflect a sales load; the Fund did not offer or sell shares that were subject to a sales load during the period covered by the table.

*    Restated.

SENIOR SECURITIES

     At the time of its organization and public offering in 1987, the Fund borrowed a total of $7,375,500 in the form of 8-1/2% Senior Installment Notes (the "Notes"). Pursuant to the Notes, the Fund made monthly payments of principal and interest, the last of which was paid in May 1993. The Fund has had no Senior Securities outstanding since May 1993. The following table sets forth the principal amount of the Notes outstanding at the end of each of the past ten years, together with the asset coverage for each $1,000 of indebtedness.

                                                   ASSET COVERAGE PER
                               TOTAL AMOUNT            $1,000 OF
    DECEMBER 31                OUTSTANDING            INDEBTEDNESS
    -----------                -----------            ------------
       2000                            0                    N/A
       1999                            0                    N/A
       1998                            0                    N/A
       1997                            0                    N/A
       1996                            0                    N/A
       1995                            0                    N/A
       1994                            0                    N/A
       1993                            0                    N/A
       1992                    $ 643,172                $13,596
       1991                    2,097,368                 38,295

                                    THE OFFER

TERMS OF THE OFFER

     The Fund hereby offers to the holders of its Common Stock of record as of the close of business on February 28, 2001 (the "Record Date") the right to subscribe for an aggregate of 3,448,552 shares of Common Stock (the "Shares") of the Fund. Each such stockholder is being issued one (1) Right for each share of Common Stock owned on the Record Date. The Rights entitle a stockholder to acquire in the Primary Subscription at the Subscription Price one (1) Share for each five (5) Rights held. Rights may be exercised at any time during the Subscription Period, which commences on March 2, 2001 and ends as of 5:00 p.m. New York time, on March 29, 2001 (the "Expiration Date"). A stockholder's right to acquire one (1) Share for each five (5) Rights held is hereinafter referred to as the "Primary Subscription."

     In addition, any stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for in the Primary Subscription. For purposes of determining the maximum number of Shares a holder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record on the Record Date by Cede & Co. or by any other depository or nominee will be deemed to be the holder of the Rights that are issued to Cede & Co. or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment or increase, which is more fully discussed below under "Over-Subscription Privilege."

     The Rights are non-transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the New York Stock Exchange. Since fractional shares will not be issued, stockholders who receive, or who are left with, fewer than five (5) Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of fractional shares.

                           IMPORTANT DATES TO REMEMBER

     EVENT                                   DATE
     -----                                   ----
     Record Date                        February 28, 2001
     Subscription period                March 2, 2001 through March 29, 2001
     Expiration of the Offer            March 29, 2001
     Pricing Date                       March 30, 2001
     Confirmation to participants       April 4, 2001
     Final payment for Shares           April 18, 2001

PURPOSES OF THE OFFER

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment. In addition, the Offer seeks to reward the long-term stockholder by giving existing stockholders the right to purchase additional Shares at a price below market value and net asset value without brokerage commissions. Increasing the size of the Fund also might result in lowering the Fund's expenses as a percentage of average net assets.

     The purpose of setting the determination of the Subscription Price subsequent to the Expiration Date is to insure that the Offer will attract the maximum participation of stockholders with the minimum dilution to non-participating stockholders.

     DIA may benefit from the Offer because its fee is based on the net assets of the Fund. It is not possible to state precisely the amount of additional compensation DIA might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will presumably fluctuate in value. Two of the Fund's directors, each of whom voted to authorize the Offer, are affiliated with DIA and, therefore, could benefit indirectly from the Offer. The other four directors are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     The Fund may, in the future and at its discretion, from time to time, choose to make additional rights offerings, for a number of shares and on terms which may or may not be similar to this Offer.

OVER-SUBSCRIPTION PRIVILEGE

     If some  stockholders  do not exercise all of their  Rights,  the remaining unsubscribed Shares will be offered, by means of the Over-Subscription Privilege, to holders of Rights who wish to acquire more than the number to which their Rights entitle them. Holders of Rights who exercise their Rights will be asked to indicate on the exercise form how many Shares they are willing to acquire pursuant to this Over-Subscription Privilege. If there remain sufficient Shares, all over-subscriptions will be honored in full. If there are not sufficient Shares to honor all over-subscriptions, the Fund may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. To the extent the Fund determines not to issue additional Shares to honor all over-subscriptions, the available Shares will be allocated among those who oversubscribe based solely on the number of shares of Common Stock held of record on the Record Date. The percentage of remaining Shares each oversubscribing holder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for oversubscriptions are distributed on a pro-rata basis.

     The Fund will not offer or sell any shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued on the exercise of the Rights will be the lesser of 95% of the last reported sale price on the New York Stock Exchange or 95% of net asset value on March 30, 2001 (the "Pricing Date") of a share of the Fund's Common Stock.

     The Fund announced the proposed Offer on December 18, 2000. The net asset values per share of the Fund's Common Stock at the close of business on December 15, 2000 and February 15, 2001 were $8.07 and $8.39, respectively, and the last reported sale prices of a share of the Fund's Common Stock on such Exchange on those dates were $7.83 and $8.48, respectively. As an example, the Subscription Price would have been $7.44 or $7.97 had the Subscription Price been determined on those respective dates. The actual Subscription Price will not be determined until the Pricing Date.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York time, on March 29, 2001, the 29th day after the date of this Prospectus (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised. Inasmuch as the close of the offering on the Expiration Date is prior to the time of pricing the Offering, stockholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the Subscription Price per share when they make their decisions.

SUBSCRIPTION AGENT

     The Subscription Agent for the Offer is Mellon Bank, N.A., 85 Challenger Road, Overpeck Centre, Ridgefield Park, NJ 07660, which will receive a fee in the amount of $50,000 (estimated) and reimbursement for all out-of-pocket expenses related to the Offer. Stockholders who acquire shares pursuant to the Offer will not receive interest on funds held by the Subscription Agent. The Subscription Agent will hold such funds in a segregated, depository account, and will pay interest thereon to the Fund. The Subscription Agent is affiliated with the Fund's Transfer Agent. Stockholder inquiries relating to the Offer should be directed to the Fund by calling 1-800-624-4190.

METHOD OF EXERCISE OF RIGHTS

     Rights may be exercised by filling in and signing the enclosed exercise form and mailing it in the envelope provided, or delivering the completed and signed exercise form to the Subscription Agent, together with payment for the shares as described below under "Payment for Shares." Fractional shares will not be issued, and stockholders who receive, or who are left with, fewer than five
(5) Rights will not be able to exercise such Rights. Exercise forms must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery (see "Payment for Shares") at the offices of the Subscription Agent. Rights may also be exercised through a holder's broker.

PAYMENT FOR SHARES

     Stockholders who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

          (1) If, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery by telegram or otherwise, from a bank or trust company or a New York Stock Exchange member firm, together with payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, guaranteeing delivery of a properly completed and executed exercise form, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed exercise form is not received by the Subscription Agent prior to 5:00 p.m., New York time, on the third (3rd) business day after the Expiration Date.

          (2) Alternatively, a stockholder can, together with the exercise form, send payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on an assumed purchase price of $7.97 per Share. To be accepted, such payment, together with the Exercise Form, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date.

     A PAYMENT BY CHECK, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY EXERCISE FORM FOR SUCH EXERCISE FORM TO BE ACCEPTED.

     Within three (3) business days following the Pricing Date, a confirmation will be sent by the Subscription Agent to each stockholder (or, if the Fund's shares on the Record Date are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee). The date of the confirmation is referred to as the "Confirmation Date." The confirmation will show (i) the number of Shares acquired pursuant to the Primary Subscription;
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such stockholder to the Fund or any excess to be refunded by the Fund to such stockholder, in each case based on the Subscription Price as determined on the Pricing Date. In the case of any such stockholder who exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a stockholder must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the tenth (10th) business day after the Confirmation Date, and any excess payment to be refunded by the Fund to such stockholder will be mailed by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by a stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to Mellon Investor Services LLC, acting on behalf of the Subscription Agent.

     Whichever of the above two methods is used, issuance and delivery of certificates for the Shares subscribed for are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     If a stockholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to (i) find other purchasers for such subscribed and unpaid shares; (ii) apply any payment actually received by it toward the purchase of the largest number of whole Shares which could be acquired by such stockholder with such payment upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise the right to set-off against payments actually received by it with respect to such subscribed Shares.

POSSIBLE SUSPENSION OR WITHDRAWAL OF THE OFFER

     The Fund has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to February 21, 2001, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of February 21, 2001 or the net asset value increases to an amount greater than its net proceeds as stated herein. Accordingly, the Fund will notify stockholders of any such decline or increase and thereby permit them to cancel their exercise of Rights.

PURCHASE AND SALE OF RIGHTS

     The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted to trading on the New York Stock Exchange. However, the Shares to be issued pursuant to the Rights will be listed and admitted to trading on the New York Stock Exchange.

DELIVERY OF STOCK CERTIFICATES

     Stock certificates for all Shares acquired pursuant to the Primary Subscription and the Over-Subscription Privilege will be mailed within fifteen
(15) business days after the Confirmation Date and after full payment of the Shares subscribed for has cleared.

TAX CONSEQUENCES

     For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without being exercised (unless the stockholder elects to allocate to the Rights a portion of the basis of the existing Common Stock in proportion to the relative values of the Rights and the Common Stock).

     A stockholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. In the absence of an election by the stockholder to allocate basis to the Rights, the stockholder's basis for determining gain or loss upon the sale of a Share acquired upon exercise of a Right will be equal to the per Share Subscription price. A stockholder's gain or loss recognized upon a sale of that Share will be capital gain or loss if the Share was held as a capital asset at the time of sale and will be long-term capital gain or loss if it was held, at the time of sale, for more than 12 months.

     The foregoing does not cover the state or local tax consequences of receiving or exercising a Right, as to which stockholders should consult their own tax advisers.

SPECIAL RISK CONSIDERATIONS

     As a result of the terms of the Offer, stockholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund. In addition, because the Subscription Price for each Share will be less than the then current net asset value per share of the Fund's Common Stock, the Offer will result in a reduction of net asset value which will dilute the holdings of stockholders who do not exercise their Rights. For example, assuming that all Shares offered hereby are purchased in the Offer and the Fund increases the number of Shares subject to subscription by 25% in order to satisfy the over-subscription, and that the Subscription Price is 95% of the net asset value of a share of the Fund's Common Stock of $8.39 per share on February 15, 2001, the Fund's net asset value per share would be reduced by approximately $.10 per share as of that date, and assuming that only one-half of the Shares offered hereby are purchased in the Offer, the Fund's net asset value per share would be reduced by approximately $.05 per share as of that date.

                                 USE OF PROCEEDS

     Assuming all Shares offered hereby are sold at the estimated Subscription Price of $7.97 per Share, the net proceeds of the offer are estimated to be $27,354,959, after deducting expenses payable by the Fund estimated at approximately $130,000. If the Fund in its sole discretion increases the number of Shares subject to the Offer by 25% in order to satisfy over-subscriptions, the net proceeds will be approximately $34,226,199. It is anticipated that investment of such proceeds in accordance with the Fund's investment objective and policies will occur promptly, and in any event within ten business days, after they are available to the Fund.

                                    THE FUND

     Blue Chip Value Fund, Inc. is a Maryland corporation that was organized on February 4, 1987. The Fund is a closed-end diversified management investment company registered under the 1940 Act.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks. There can be no assurance that the Fund will achieve its investment objective.

     The Fund has a fundamental policy that during normal conditions it will at all times have at least 75% of its total assets invested in equity securities of large companies with headquarters in the United States, such as those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index. As of December 31, 2000, the average market capitalization of the companies included in the Standard & Poor's 500 Composite Stock Price Index was approximately $23.4 billion. The Fund calculates this requirement by adding the market values of common stocks, securities convertible into common stocks and rights and warrants to acquire common stocks to the net option premiums on individual common stocks and the notional principal of net futures positions, and subtracting from that total the market values of securities sold short. The Fund's fundamental policies, like its investment objective, cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the shares at a meeting, if the holders of a majority of the shares are represented at the meeting, or (ii) more than 50% of the outstanding shares.

     Pursuant to its non-fundamental policies, the Fund's investment philosophy is to identify and own securities that DIA believes are undervalued or mispriced and have improving business prospects due to strong company and industry dynamics. The Fund remains fully invested during normal market conditions in approximately 50 common stocks, as well as other equity securities believed by DIA to represent the best values among the investment opportunities described above.

     As the first step in identifying stocks for purchase, the portfolio manager uses a proprietary computer model to find stocks that appear to be undervalued based on traditional measures such as price-to-earnings, price-to-book value and price-to-cash flow ratios. The model also incorporates positive earnings and stock price momentum in order to assist the portfolio manager in the timing of buy decisions. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management. Particular attention is paid to identifying a catalyst for unleashing the value in a stock. The Fund may sell a stock when the model indicates it is no longer undervalued or its fundamental business prospects change.

OTHER INVESTMENT POLICIES

     Subject to the Fund's investment objective and policies described above, the Fund may make certain other investments and use certain investment practices as described below. These policies are non-fundamental, and may be changed in the future by the Board of Directors without the vote of stockholders.

     TEMPORARY INVESTMENTS. For temporary defensive purposes, the Fund may retain assets in cash and may invest without limit in short-term debt securities and instruments, which may include obligations of the United States Government, its agencies or instrumentalities; commercial paper having, at the time of purchase, a rating within the highest rating category by an unaffiliated nationally recognized statistical rating organization (a "NRSRO"), or if not rated, issued by companies having an outstanding unsecured debt issue currently rated within one of the two highest rating categories by a NRSRO; certificates of deposit or bankers' acceptances of domestic branches of U.S. Banks with total assets at the time of purchase of $1 billion or more; repurchase agreements with respect to such obligations; or securities issued by other investment companies which invest in high quality, short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Fund may also acquire short-term debt securities and instruments in the course of managing its daily cash position. During normal market conditions, however, the Fund will not invest more than 10% of its total assets in such securities. If securities issued by other investment companies are acquired, it will be done within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with all other shareholders, its pro rata portion of the other investment company's expenses.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may purchase or write call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The purchase and writing of options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks. Options can seek to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Purchasing options to seek to increase return through their price appreciation involves the risk of loss of option premium if DIA is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in the Fund involves the risk of net loss (after receiving the option premium) if DIA is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If DIA is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell various kinds of financial futures contracts as well as purchase and write options on any such futures contracts to hedge to reduce risk of loss, hedge against changes in securities prices of a securities index, reduce trading costs, or to seek to increase total return. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities indices. The Fund may engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require the Fund to segregate cash or liquid assets with a value equal to the amount of the Fund's obligations under the associated contracts.

     Futures contracts are typically used to reduce risk in a portfolio by hedging, which involves selecting futures contracts to offset a position in the portfolio that may experience adverse price movement such that the net effect of the combined position on investment performance is neutral. The successful use of futures contracts or options on futures for hedging depends in part on the degree of correlation between a futures position and the portfolio position.
Because perfect correlation between a futures position and the portfolio position it was intended to protect is seldom achieved, full protection may not be obtained and the Fund may still be exposed to risk of some loss. The profitability of the Fund's trading in futures to seek to increase total return depends upon the ability of DIA to correctly anticipate the securities markets and the futures markets.

     While the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in less favorable investment performance for the Fund than would have been the case in the absence of such transactions. The risk of loss involved in entering into futures contracts and in writing call options on futures to seek to increase total return is potentially unlimited and a loss may exceed the amount of the premium received. Financial futures markets typically have more trading liquidity than equity markets making futures contracts easier to enter and exit than common stocks. The use of futures to hedge is a risk-reducing strategy that in most circumstances would decrease the volatility of the Fund's net asset value. The use of futures to increase return may increase the volatility of the Fund's net asset value. Due to the low margin deposits required in futures trading, it is possible that a relatively small price movement in futures contracts used to enhance return may result in substantial losses for the Fund.

     LIMITATION ON USE OF OPTIONS AND FUTURES CONTRACTS. The use of options and futures will be limited so that:

     1) with respect to options and futures used for the purpose of hedging, the sum of (i) premiums paid on outstanding options held by the Fund and (ii) margin deposits on futures will at no time exceed 20% of the value of the Fund's total assets; and

     2) with respect to options and futures used for the purpose of enhancing return, (i) the sum of premiums paid by the Fund for outstanding options will at no time exceed 15% of the value of the Fund's total assets, (ii) the sum of premiums received by the Fund from writing outstanding options when the Fund does not own the securities to which the option relates will at no time exceed 7% of the value of the Fund's total assets, (iii) the sum of the net equity exposures pertaining to each common stock underlying the outstanding options written or held by the Fund when the Fund does not own the securities to which the option relates will at no time exceed 7% of the value of the Fund's total assets, and (iv) the notional principal on outstanding futures positions will at no time exceed 7% of the value of the Fund's total assets.

     There is no limit on writing options if the Fund owns the securities to which the option relates.

     SHORT SALES. The Fund may make short sales of securities for purposes of hedging securities held or to seek to enhance the performance of the Fund. In a short sale transaction, the Fund borrows a security from a broker and sells it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price. When the Fund engages in short sales, unless the short sale is otherwise "covered" in accordance with the policies of the SEC, the Fund will be required to maintain in a segregated account an amount of liquid assets equal to the difference between: (a) the market value of the security sold short as calculated on a daily basis and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, the Fund will maintain the segregated account on a daily basis at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short. Short sale transactions will be conducted so that not more than 10% of the value of the Fund's total assets at the time of entering into the short sale (exclusive of proceeds from short sales) will be, when added together, (a) in deposits collateralizing the obligation to replace securities borrowed to effect short sales, and (b) allocated to the segregated account in connection with short sales.

     BORROWING. In order to respond to changing market conditions and to raise additional cash for investment, the Fund is authorized to issue senior securities or borrow money from banks or other lenders in an amount not exceeding 15% of the value of its total assets when DIA believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will maintain continuous asset coverage of not less than 300% with respect to such borrowings. If such asset coverage should decline to less than 300%, the Fund may be required to sell some of its portfolio securities within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Any investment gains made on securities purchased with borrowed monies in excess of interest paid on the borrowed monies will cause the net asset value of the Fund's shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including interest incurred on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than otherwise would be the case. This is the speculative factor known as "leverage."

     Except as provided above, the Fund will not issue senior securities or borrow money except for (i) temporary bank borrowings (not in excess of 5% of the value of its total assets), (ii) short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions, and (iii) borrowings from banks or other lenders to finance the repurchase of its shares.

FUNDAMENTAL INVESTMENT POLICIES

     The policies set forth below are fundamental policies of the Fund. The Fund may not:

     1. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions, and may make margin payments in connection with futures contracts and related options.

     2. Underwrite the securities of other issuers or invest in restricted securities.

     3. Invest more than 20% of its total assets in any one industry.

     4. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly traded.

     5. Purchase or sell commodities, commodity contracts, or futures, except futures on financial instruments.

     6. Lend its portfolio securities in excess of 25% of its total assets, taken at market value.

     7. Make loans to other persons (except as provided in 6 above), provided that for the purposes of this restriction the acquisition of short-term debt securities and instruments and repurchase agreements in which the Fund may invest shall not be deemed to be the making of a loan.

     8. Invest in companies for the purpose of exercising control or management.

     9. Invest in the securities of any one issuer (other than the United States or an agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund's total assets, more than 5% of such assets would be invested in the securities of such issuer.

     10. Invest more than 5% of its total assets in repurchase agreements.

     11.  Invest more than 5% of its total  assets,  taken at market  value,  in
securities   of  issuers   (other  than  the  United  States  or  an  agency  or
instrumentality of the United States) having a record, together with predecessors, of less than three years of continuous operation.

     12. Invest in securities of foreign issuers whose securities are not traded on the New York or American Stock Exchanges or the NASDAQ-National Market System.

     13. Issue senior securities or borrow money except to the extent permitted under the 1940 Act.

     14. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment advisor as principal for their own account.

     In its last fiscal year, the Fund did not invest in repurchase agreements referred to in restriction 10 above, or acquire securities described in restriction 11 above, and it has no plans to invest in such agreements or acquire such securities in the current year.

     Except with respect to restriction 13 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions.

INVESTMENT AND MARKET RISKS

     As an investment company that holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund will remain fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in equity investing, and investors should be able to tolerate significant fluctuations in the value of their investments. The Fund is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program. In addition, shares of closed-end investment companies such as the Fund are not redeemable and frequently trade at a discount from the Fund's per-share net asset value.

SHARE PRICE DATA

     The Fund's Common Stock is publicly held and is listed and traded on the New York Stock Exchange. The following table sets forth, for the periods indicated, the high and low closing sales prices for the shares on the New York Stock Exchange, the net asset values per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding net asset value:

                                                        PRECEDING NET
                                                         ASSET VALUES      DISCOUNT (-) OR
                       HIGH SALES       LOW SALES        PER SHARE(2)       PREMIUM (+)(3)
QUARTER OR OTHER          PRICE           PRICE         -------------      ----------------
PERIOD ENDED           PER SHARE(1)    PER SHARE(1)     HIGH      LOW       HIGH        LOW
------------           ------------    ------------     ----      ---       ----        ---
March 31, 1999           $10.1875         $9.50        $10.51   $10.07     (3.07)%    (5.66)%
June 30, 1999             10.125           9.3125       10.68     9.85     (5.20)%    (5.55)%
September 30, 1999        10.8125          9.25         10.87     9.30     (0.53)%    (0.54)%
December 31, 1999          9.6875          8.625         9.58     8.88      1.12%     (2.87)%
March 31, 2000             9.00            7.6875        8.62     8.51      4.41%     (9.67)%
June 30, 2000              8.5625          7.75          9.12     8.21     (6.11)%    (5.60)%
September 30, 2000         8.6875          8.0625        8.65     8.46      0.43%     (4.70)%
December 31, 2000          8.50            7.55          8.45     8.28      0.59%     (8.82)%

----------
1. As reported on the New York Stock Exchange. During periods in which the Fund's shares traded at the high or low price for more than one day, the information is provided with respect to the trading day on which the discount or premi um was greatest.
2. The net asset val ue per share calculated by the Fund as of the date of each high sales price in the first column and each low sales price in the second column. Thus, this column does not necessarily show the highest or the lowest net asset value per share during the period.
3. This column shows the discount or premium that the high and low sales prices in the first two columns bore to the respective, preceding net asset values in the third column. It does not necessarily show the highest or lowest discount or premium during the period.

     The Fund was organized in April 1987. Its Common Stock generally traded at a discount from net asset value per share until the third quarter of 1992. From the third quarter of 1992 through the first quarter of 1994 the Fund's Common Stock traded at a slight premium above net asset value per share. After modifying the Fund's distribution policy, as described below, the Fund's Common Stock traded at a discount from net asset value per share until August of 1996. Since the announcement of a revised distribution policy in August 1996 (described in the next paragraph), the discount has been reduced, and since mid-January 1997 the Common Stock has on occasion traded at a premium above net asset value per share.

     Beginning in 1989 and until April 1994 the Fund attempted to reduce the discount by distributing to stockholders quarterly an amount equal to 2.5% (10% on an annual basis) of the Fund's net asset value per share, without regard to net investment income and net capital gains. The Fund believes that this policy tended to reduce the discount. In fact, from the third quarter of 1992 through the first quarter of 1994, the Fund's Common Stock traded at a slight premium to net asset value. In order to comply with a regulation of the Securities and Exchange Commission, in April 1994 the Fund modified its distribution policy from four quarterly distributions of 2.5% of net asset value to three quarterly distributions of net investment income, followed by a fourth distribution of an amount equal to the greater of 10% of net asset value less the prior three distributions, or the sum of the Fund's net investment income and net capital gains. The result was an aggregate annual distribution of substantially the same amount, but it was paid in non-level quarterly distributions. Although the Fund does not know what actual effect the distribution policy has on the market price, after the Fund modified its distribution policy in April of 1994, its Common Stock traded at a discount from its net asset value per share. In 1996 the Fund received an exemptive order from the Securities and Exchange Commission allowing the Fund to make up to four distributions of long-term capital gains in a taxable year as long as it maintains a policy of distributing a fixed percentage of net asset value quarterly. This exemptive order permitted the Fund to return to its previous distribution policy. In August of 1996 the Fund announced a return to the Fund's prior policy of distributing 2.5% of the net asset value quarterly to its stockholders. The first distribution under this policy was in April of 1997. Since the announcement of a return to the Fund's previous distribution policy, the Fund has on occasion traded at a premium.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund is responsible for the overall management and operations of the Fund. The Statement of Additional Information contains information concerning the directors.

INVESTMENT ADVISOR

     Denver Investment Advisors LLC serves as the investment advisor to the Fund. DIA's address is 1225 17th Street, 26th Floor, Denver, Colorado 80202. DIA was organized in 1994, as a limited liability company. It is owned and operated by the principal officers and employees of its predecessor firm. As of December 31, 2000, DIA had approximately $6.9 billion under management (including approximately $643 million for 13 investment company portfolios).

     Subject to the general supervision of the Board of Directors, DIA manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's securities, and maintains records relating to such purchases and sales. The Fund pays DIA a monthly fee at the annual rate of
 .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets over $100,000,000.

PORTFOLIO MANAGER

     Charlotte Petersen, CFA, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 18, 2000. She has been a Vice-President of the Fund since May 9, 2000, and a Vice-President of DIA (and its predecessor) since 1993. Ms. Petersen has 14 years of research and portfolio management experience, working with both value and growth styles, and has been primarily responsible for managing portfolios of large institutional clients for DIA (and its predecessor) since 1993.

CO-ADMINISTRATORS

     DIA and ALPS Mutual Fund Services, Inc. ("ALPS") furnish the Fund with clerical, accounting, bookkeeping and related services, assist in the preparation of annual and semi-annual reports to the Securities and Exchange Commission and generally assist in all aspects of the Fund's operations. ALPS computes the net asset value and net income of the Fund, prepares federal and state tax returns and maintains the Fund's financial accounts and records (except stockholders' records). The Fund pays DIA and ALPS a monthly fee based on an annual rate of 0.01% and 0.08%, respectively, of the Fund's average daily net assets up to $75,000,000, 0.005% and 0.04%, respectively, of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.005% and 0.02%, respectively, of the Fund's average daily net assets in excess of $125,000,000.

CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 48 Wall Street, New York, New York 10286, serves as the Fund's custodian.

     Mellon  Investor  Services  LLC,  85  Challenger  Road,   Overpeck  Centre,
Ridgefield Park, NJ 07660, serves as the Fund's Transfer Agent, Dividend Reinvestment and Cash Purchase Plan Agent.

EXPENSES OF THE FUND

     The Fund pays all of its expenses other than those expressly assumed by DIA. The expenses payable by the Fund include: expenses of the Offer, advisory fees payable to DIA and administrative fees payable to DIA and ALPS; audits by independent public accountants; transfer agent and registrar, custodian and portfolio record keeping services; dividend disbursing agent and stockholder record keeping services; taxes and the preparation of the Fund's tax returns; brokerage fees and commissions; cost of director and stockholder meetings; printing and mailing reports to stockholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; stock exchange listing fees and expenses; fees and expenses of directors who are not officers, employees or members of DIA; insurance and fidelity bond premiums; and any extraordinary expenses.

                             DISTRIBUTIONS AND TAXES

     From 1989 until April 1994 the Fund distributed quarterly to stockholders an amount equal to 2.5% (10% on an annual basis) of the Fund's net asset value per share, without regard to net investment income and net capital gains. From April 1994 until December 1996 quarterly distributions were limited to net investment income, and once a year the Fund supplemented the quarterly distributions with an annual distribution that brought distributions for the year to the greater of 10% of the Fund's net asset value per share, or the sum of its net investment income and net capital gains. Beginning in April 1997, the Fund returned to its previous distribution policy so that quarterly distributions again equaled 2.5% (10% on an annual basis) of the Fund's net asset value per share. See "THE FUND--Share Price Data." To the extent that the Fund's distributions exceed its net investment income and net capital gains, the Fund liquidates a portion of its portfolio to fund these distributions, which represent a return of capital to stockholders and therefore may be deemed to be a reduction of their principal.

     The Fund qualified during its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify. This qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its stockholders an amount equal to at least 90% of its investment company taxable income for such taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and the excess, if any, of net short-term capital gain over net long-term capital loss, subject to certain adjustments, and excluding the excess, if any, of net long-term capital gain for the taxable year over net short-term capital loss. The dividends received deduction for corporations which own shares in the Fund will apply to ordinary income distributions from the Fund to the extent of such stockholders' ratable share of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

     Distributions by the Fund are taxable to the stockholders to the extent paid out of the Fund's current or accumulated earnings and profits, regardless of whether such distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions constitute ordinary income to the stockholders except to the extent they are designated as capital gain dividends, as discussed below. Any distributions by the Fund in excess of its current and accumulated earnings and profits constitute a nontaxable return of capital to stockholders to the extent of each stockholder's tax basis in his or her shares (causing a reduction of such basis), and thereafter, to the extent of any excess over such basis, capital gain.

     The Fund intends to designate as capital gain dividends any distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss. Such capital gain dividends will be taxable to stockholders as long-term capital gain, regardless of how long the stockholder has held the Shares and whether such distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions are not eligible for the dividends received deduction for corporations.

     To the extent that the Fund distributes amounts in a given year that exceed the Fund's investment company taxable income and excess of net long-term capital gain over net short-term capital loss (after taking into account capital loss carryovers), such excess distributions may nonetheless cause stockholders to recognize taxable income under the federal income tax principles described above.

     Stockholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Dividends declared in October, November or December of any year payable to stockholders of record as of a specified date in such months will be deemed to have been received by stockholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     Prior to purchasing shares, a purchaser should carefully consider the impact of distributions which are expected to be declared or have been declared, but have not been paid. Any such distributions, although in effect a return of capital, are subject to tax as discussed above.

     A taxable gain or loss may be recognized by a stockholder upon his or her sale of shares of the Fund depending upon the tax basis and their price at the time of sale. Generally, a stockholder may include brokerage costs incurred upon the purchase and/or sale of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a sale of such shares.

     The foregoing discussion summarizes some of the important federal tax considerations generally affecting the Fund and its stockholders who are U.S. citizens or residents or domestic corporations, and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situations. Stockholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes described above.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     All distributions to stockholders whose shares are registered in their own names may be reinvested pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") in additional shares of the Fund. Stockholders who choose to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. There is no service charge for participation in the Plan.

     A stockholder may elect to withdraw from the Plan at any time and thereby elect to receive future dividends in cash in lieu of shares of the Fund. There will be no penalty for withdrawal from the Plan and stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the stockholder's name and address as they appear on the share certificate. They should be sent to the Transfer Agent (referred to in this Section as the "Agent"). An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. Elections will only be effective for subsequent distributions with a record date of at least five (5) business days after such elections are received by the Agent.

     Funds credited to a participant's account will be used to purchase shares of the Fund's Common Stock (the "Purchase"). With respect to funds derived from distributions, if the price plus commission is greater than the net asset value per share on the record date (the "Net Asset Value"), the Fund will issue to the Agent shares of the Fund's Common Stock, valued at the Net Asset Value, in the aggregate amount of the distribution. If the price plus commission is less than the Net Asset Value, the Agent will attempt, commencing on the first trading day and ending on the tenth trading day following the record date, to acquire shares in the open market at a price, plus commission, which is less than the Net Asset Value. If and to the extent that prior to the time such acquisition is finished the market price of the Fund's Common Stock, plus commission, equals or exceeds the Net Asset Value, or in the event that the Agent is unable to acquire sufficient shares of the Fund's Common Stock at a price plus commission less than the Net Asset Value, the Fund will issue to the Agent shares of the Fund's Common Stock, valued at the Net Asset Value, in the aggregate amount of the remaining value of the distribution.

     The   reinvestment  of  dividends  and   distributions   will  not  relieve
participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions. See "DISTRIBUTIONS AND TAXES."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at net asset value, which is less than they could otherwise purchase them in the open market and will have shares with a market value greater than the value of any cash distribution they would have received. There can be no assurance that the market price of the Fund's shares of common stock will exceed their net asset value.

     The Fund will increase the price at which its shares may be issued to the Plan if the net asset value of the shares is less than 95% of the fair market value of such shares on the payment date of any distribution of net investment income or net capital gain, unless the Fund receives a legal opinion from independent counsel that the issuance of shares at net asset value under these circumstances will not have a material effect upon the federal income tax liability of the Fund.

     A participant may from time to time make voluntary cash contributions to his or her account by sending to the Agent a check or money order payable to the Agent in an amount not less than $50 and not in excess of $10,000 per month to acquire additional shares of the Fund. In the case of any voluntary cash contribution which exceeds $10,000 per month, the excess will be returned to the participant by the Agent. All cash contributions to a participant's account made pursuant to this paragraph will be invested in shares of the Fund's Common Stock purchased in the open market (irrespective of net asset value). The Agent will invest all voluntary cash contributions on or about the last business day of the month, provided it receives the contributions at least two business days before the last business day of the month (the "Cut-off date"). Because interest is not paid on voluntary cash contributions, participants should make such contributions shortly before the Cut-off Date, allowing sufficient time for mail delivery. Voluntary cash contributions received after the Cut-off Date will be used to acquire additional shares of the Fund on or about the last business day of the following month. Following any monthly investment of voluntary cash contributions, the Agent will send each investing participant a confirmation of such investment. Voluntary cash contributions will be returned to the participant upon written request, provided that such request is received more than two days before the Cut-off Date.

     The Fund reserves the right to amend the Plan.

     Additional information about the Plan may be obtained from the Agent. See "MANAGEMENT OF THE FUND--Custodian and Transfer Agent."

                                  CAPITAL STOCK

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

     The Fund has one class of shares of Common Stock, par value $.01 per share, of which 100,000,000 shares are authorized. When issued, shares of Common Stock are fully paid and non-assessable. The Fund's shares have no pre-emptive, conversion, exchange or redemption rights. Each share of the Fund's Common Stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION

     The Fund's Articles of Incorporation and By-Laws include provisions that are intended to have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Directors is divided into three classes, each having a term of three years. The term of one class expires at each annual meeting of stockholders. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The votes of the holders of a majority of the outstanding shares is required to elect a director. A director may be removed from office only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.

     The Articles of Incorporation also require the favorable vote of the holders of at least 75% of the shares of the Fund then entitled to be voted to approve, adopt or authorize the following:

     (i) a merger or consolidation of the Fund with another corporation,

     (ii) a sale or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities),

     (iii) a liquidation or dissolution of the Fund, or

     (iv) a change in the nature of the Fund's business so as to cease to be an investment company, unless such action has been approved, adopted or authorized by the affirmative vote of 75% of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of a majority of the outstanding shares is required.

     In addition, the Articles of Incorporation provide that these anti-takeover provisions may only be changed by the favorable votes of the holders of at least 75% of the shares of the Fund then entitled to be voted. The Board of Directors has determined that the 75% voting requirements, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally.

OUTSTANDING SECURITIES

     Set forth below is information with respect to the Fund's outstanding securities as of January 31, 2001:

     (1)                  (2)                  (3)                   (4)
                                          AMOUNT HELD BY      AMOUNT OUTSTANDING
                                        REGISTRANT OR FOR    EXCLUSIVE OF AMOUNT
TITLE OF CLASS     AMOUNT AUTHORIZED       ITS ACCOUNT         SHOWN UNDER (3)
--------------     -----------------       -----------         ---------------
Common Stock,         100,000,000               0                 17,242,758
par value
$0.01 per share

                       STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the Fund. Set forth below is the Table of Contents of the Statement of Additional Information:

                              TABLE OF CONTENTS
                              -----------------

                 Investment Objectives and Policies

                 Management

                 Control Persons and Principal Holders of Securities

                 Investment Advisory and Other Services

                 Brokerage Allocation and Other Practices

                 Tax Status

                 Financial Statements

======================================    ======================================

     NO PERSON HAS BEEN  AUTHORIZED TO
GIVE  ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATION  NOT  CONTAINED IN THIS              3,448,552 SHARES OF
PROSPECTUS  IN  CONNECTION   WITH  THE          COMMON STOCK ISSUABLE UPON
OFFER MADE BY THIS PROSPECTUS, AND, IF             EXERCISE OF RIGHTS TO
GIVEN OR MADE, SUCH  INFORMATION  MUST           SUBSCRIBE FOR SUCH SHARES
NOT BE  RELIED  UPON  AS  HAVING  BEEN                OF COMMON STOCK
AUTHORIZED  BY THE  FUND OR  DIA.  THE
PROSPECTUS   DOES  NOT  CONSTITUTE  AN
OFFERING    BY   THE   FUND   IN   ANY
JURISDICTION  IN WHICH  SUCH  OFFERING
MAY NOT BE LAWFULLY MADE.                        BLUE CHIP VALUE FUND, INC.



           TABLE OF CONTENTS
                                                 -------------------------
Fee Table............................1
Financial Highlights.................2                  PROSPECTUS
The Offer............................3
Use of Proceeds......................8           -------------------------
The Fund.............................8
Management of the Fund..............13
Distributions and Taxes.............15
Dividend Reinvestment
 and Cash Purchase Plan.............16
Capital Stock.......................17
Statement of Additional                              FEBRUARY 28, 2001
 Information........................19

======================================    ======================================